SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                         SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by rule 14-a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                         CENTRAL NATURAL RESOURCES, INC.
 -----------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(4)
     and 0-11.
      1)Title of each class of securities to which transaction applies:

      -----------------------------------------------------------------

2)  Aggregate number of securities to which transaction applies:

      -----------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      -----------------------------------------------------------------

4)  Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------

5)  Total fee paid:

      ------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of filing.

1)  Amount Previously Paid:

     -------------------------------------------------------------------

2)  Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------

     3) Filing Party:

     -------------------------------------------------------------------

4)  Date Filed:

     -------------------------------------------------------------------

                      CENTRAL NATURAL RESOURCES, INC.
                        KANSAS CITY, MISSOURI 64105

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD APRIL 19, 2001

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Central Natural Recources, Inc., a Delaware corporation, will be held at the Athenaeum at the California Institute of Technology, 551 South Hill Avenue, Pasadena, California, at 9:00 a.m., P.D.T. for the following purposes:

1. To elect six Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

2.   To appoint independent public accountants for the fiscal year;

3.   To approve the Central Natural Resources, Inc., 2001 Stock Incentive
Plan;

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The stock transfer books will not be closed, but only stockholders of record at the close of business on March 15, 2001, will be entitled to vote at the meeting.

                                              /s/ Ray A. Infantino

March 20, 2001                               Secretary


                                 IMPORTANT

If you do not plan to attend this meeting please sign and return the enclosed proxy in the accompanying envelope

                      CENTRAL NATURAL RESOURCES, INC.
                       127 W. 10th Street, Suite 666
                        KANSAS CITY, MISSOURI 64105

                              MARCH 20, 2001

                             PROXY STATEMENT



This proxy statement is furnished to the stockholders of Central Natural Resources, Inc., a Delaware Corporation, (hereinafter "the Corporation") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 19, 2001. The enclosed proxy is solicited by the Board of Directors of the Corporation.

A person giving the enclosed proxy has the power to revoke it at any time before it is exercised.

The Corporation will bear the cost of the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, by telephone or by telegraph if necessary to obtain sufficient voting representation but it is not anticipated that this will be required.

VOTING SECURITIES OUTSTANDING AND VOTING RIGHTS

On February 13, 2001, a stock dividend of one share of Common Stock for each outstanding share of Common Stock was distributed to stockholders of record as of January 29, 2001. Accordingly, the Corporation had 503,924 shares of Common Stock ($1.00 par value) which were outstanding as of February 13, 2001, such shares being the only voting securities of the Corporation. Each share is entitled to one vote. Cumulative voting is not permitted.

Only those holders of Common Stock of record at the close of business on March 15, 2001, will be entitled to vote at the meeting.

As of February 13, 2001, Phelps M. Wood of Arcadia, California, together with members of his immediate family, certain trusts in which he has an interest, and a family limited partnership; and Patrick J Moran of Houston, Texas, each owned directly or indirectly beneficial interests in more than five percent of the Corporation's common stock. Information concerning the shares held by these stockholders is as follows:

Title     Name and Address            Amount and Nature of        Percent
of Class  of Beneficial Owner         Beneficial Ownership        of Class
________  ________________________    _______________________     _________
Common    Phelps M. Wood              12,500 shares direct        42.21%
          P.O. Box 660729             beneficial ownership;
          Arcadia, CA 91066           200,642 shares indirect
                                      beneficial ownership
                                      (See note 7 following
                                      Election of Directors
                                      below)

Common    Patrick J. Moran            68,228 shares direct        13.51%
          Suite 517                   beneficial ownership
          1221 Lamar
          Houston, Texas 77010


Phelps M. Wood is President of Tektest Inc. and is a Director and President of the Corporation. Patrick J. Moran is President of Moran Resources Company, and is a Director and Vice President of the Corporation.

                                  PROPOSAL I
                              ELECTION OF DIRECTORS

At the meeting six Directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualified. The Corporation has no standing nominating committee or committee performing a similar function. The shares represented by the enclosed proxy will be voted for the election as Directors of the six nominees named below unless a contrary choice is specified on the enclosed proxy. All nominees are presently Directors of the Corporation with terms expiring April 19, 2001 and all have agreed to serve if elected. If any nominee becomes unavailable for any reason (which event is not anticipated) the shares represented by the enclosed proxy may be voted for such other person as may he determined by the holders of such proxies.

Information Concerning Nominees:

The information appearing in the following table with respect to principal occupation, age and beneficial ownership of Common Stock of the Corporation has been furnished to the Corporation by the nominees. Ownership is given as of February 13, 2001 except as otherwise noted.

                                                  *Amount and
                                                  Nature of
                  Principal Occupation  Director  Beneficial       Percent
Name              And Age               Since     Ownership        of Class

______________    ____________________  ________  _____________    ________

Bruce L. Franke   Oil and Gas and       1999      1000 shares      0.20%
                  Real Estate                     (Note 2)
                  Business
                  54 years

Ray A. Infantino  Retired Insurance     1999      15,800 shares    3.13%
                  Executive,                      (Note 3)
                  Management
                  Consultant, and
                  Investor
                  61 years

Patrick J. Moran  President of Moran    1999     68,228 shares     13.51%
                  Resources Company              (Note 4)
                  52 years

James R. Ukropina Of Counsel O'Melveny  1999     15,800 shares     3.13%
                  & Meyers, LLP,                 (Note 5)
                  Attorneys At Law,
                  Los Angeles,
                  California
                  63 years

Phelps C. Wood    Director of Product   1999     1,000 shares      0.20%
                  Management at                  (Note 6)
                  LifeMinders, Inc.
                  32 years

Phelps M. Wood    President of          1980     213,142 shares    42.21%
                  Tektest, Inc.                  (Note 7)
                  (Manufacturers of
                  Electronic Testing
                  Accessories)
                  63 years


TOTAL FOR SIX DIRECTORS		                   314,970	       61.77%

*The Corporation has only one outstanding class of stock, that being Common
Stock.

(1) The shares shown include shares of Common Stock of which each Director has the right to acquire beneficial ownership within sixty days pursuant to the Corporation's Directors Non-Qualified Stock Option
    Plan.


(2) Mr. Franke has been engaged in the oil and gas and real estate business for over five years as a sole proprietor. Mr. Franke had also been engaged in the pipeline right-of-way maintenance business, but ceased that activity during the prior fiscal year. Mr. Franke owns no shares of the Corporation beneficially. The Frost National Bank in Houston,
    Texas, as a trustee of a Trust for the benefit of Mr. Franke's mother, owns 24,894 shares. While Mr. Franke has a remainder interest in that trust, he has no present beneficial ownership as currently he has no voting power, dispositive power or right to income from those shares.
    He has the option to acquire 1000 shares as described in Note 1.


(3) Mr. Infantino has been retired from his principal occupation as an insurance executive for more than five years. He now serves as a management consultant and individual investor. Of the 15,800 shares shown above which Mr. Infantino owns beneficially, 7,400 shares are owned by a contributory individual retirement account for the benefit of Mr. Infantino, and 7,400 shares are owned of record by Mr.
    Infantino as trustee of the Infantino Family Trust Under Agreement
    Dated October 3, 1990.  Also included is the right to acquire
    1000 shares as described in Note 1 above. Mr. Infantino is the Secretary and Treasurer of the Corporation.

(4) Mr. Moran has been President of Moran Resources Company, an oil and gas exploration and production company, for more than five years, and prior to that time was an attorney engaged in the private practice of law. Mr. Moran owns beneficially and directly the 68,228 shares shown above. In addition, Mr. Moran shares voting power as a co-trustee of the Moran Employee Trust which owns 6,286 shares.
    Mr. Moran disclaims any beneficial interest in those 6,286 shares.
    Mr. Moran is also a director for Seven J. Stock Farm, Inc.

(5) Mr. Ukropina is currently of counsel with the Los Angeles, California law firm of O'Melveny & Myers LLP, but previously was a partner with that law firm for more than five years. Mr. Ukropina owns the 15,800 shares shown above directly, including the option to acquire
    1000 shares as described in Note 1 above. Mr. Ukropina is also a Director of Lockheed Martin Corporation, Pacific Life Insurance
    Company, Trust Company of the West, the W.M. Keck Foundation and
    IndyMac Bancorp.

(6) Phelps C. Wood is the Director of Product Management at LifeMinders,
    Inc., an online direct marketing company that provides personalized content and advertisements via email to a community of members. Mr.
    Wood was previously the Director of Product Management at eCoupons.com from October 1999 to December 2000 when eCoupons.com was acquired by LifeMinders, Inc. Prior to joining eCoupons.com, Mr. Wood worked as an independent consultant, providing strategy, business development and marketing advice to early-stage companies. From April 1998 to April 1999, Mr. Wood was a Senior Manager of corporate development with PointCast, Inc., an internet news provider. From August 1996 to April 1998, Mr. Wood worked as an Associate at Bank of America in the Technology Corporate Finance Group and the Mezzanine Investment
    Group. Mr. Wood owns no shares directly or beneficially, but he is a limited partner in PACW Limited, a Limited Partnership, owning 118,922 shares described in Note 7 hereafter. Mr. Wood has no voting power or dispositive power over the shares owned by PACW Limited, but his father, Phelps M. Wood, is a general partner and has sole voting power over those shares, as described in Note 7 hereafter. He has the option to acquire 1000 shares as described in Note 1 above.


(7) As of February 13, 2001, Mr. Wood was the owner of 12,500 of the
    Corporation's shares. He and his wife, Beverly G. Wood, were the joint owners of an additional 600 shares. His wife also was the sole owner of record of 200 of the Corporation's shares. Mr. Wood as co-trustee of a trust settled by him and his wife has a beneficial interest in an additional 1,302 shares. An additional 2,060 shares are held in Individual Retirement Plan Accounts for the benefit of Mr.
    Wood and his wife, over which they have the power to direct investments. As trustee or co-trustee of three additional trusts, not settled by him, Mr. Wood has an indirect beneficial interest in another 76,558 shares. Mr. Wood also has an indirect beneficial interest in another 118,922 shares owned of record by PACW
    Limited, a Limited Partnership of which he is a partner and has sole voting power over such shares. Mr. Wood thus has a direct or indirect beneficial interest in a total of 212,142 shares, in addition to 1,000 shares he has the option to acquire within sixty (60) days pursuant to the Corporation's Directors Non-Qualified Stock Option Plan. In addition, other members of Mr. Wood's family collectively have an interest in approximately 8,380 of the Corporation's shares. Mr. Wood disclaims any beneficial interest in these 8,380 shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES
                          PROPOSED FOR DIRECTOR.

Executive Officers and Directors:

There are no Executive Officers of the Corporation who are not also
Directors and listed in the table above.

All Directors, nominees and officers as a group own 314,970 shares of the Corporation's common stock which constitute 61.77% of the stock outstanding.

The Board of Directors held seven meetings including two telephonic meetings and action by unanimous written consent in lieu of one meeting during the last fiscal year after the current board was elected, and all incumbent Director nominees attended all meetings in person, through participation by telephonic conference call, or by written consent.

The principal occupations of the six nominees over the last five years are as set forth above and in the footnotes thereto. Mr. Phelps M. Wood is the father of Mr. Phelps C. Wood. Mr. Moran and Mr. Franke are first cousins.
Other than those relationships, none of the nominees has a family relationship with any other officer or director of the Corporation.

There are no arrangements between any of the nominees for Director and any other persons pursuant to which any such nominee is proposed to be elected.


Section 16(a) Beneficial Ownership Reporting Compliance:

Section 16(a) of the Securities Exchange Act of 1934 requires the
Corporation's directors, executive officers and beneficial owners of more than ten percent of the Corporation's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, and furnish copies thereof to the Corporation. Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the individuals concerned, the Corporation believes that during 2000 all Section 16(a) filing requirements applicable to such persons were complied with, except that Mr. Phelps M. Wood as a result of an inquiry conducted by the Securities and Exchange Commission
(S.E.C.) discovered that he had inadvertently made a number of filings late in prior years. Mr. Wood on April 20, 2000, consented to the entry of a Cease and Desist Order (the "Order") entered by S.E.C. on April 12,
2000 without admitting or denying the matters therein in which it was acknowledged that he failed to timely file a Form 3 reporting his holdings of the Corporation for a period of two weeks, failed to file timely for periods ranging from one week to more than nineteen years and five months twenty-three Forms 4, and failed to file timely for periods of eleven months and two weeks and three years and eleven months two Forms 5. The
Order requires Mr. Wood to cease and desist from committing or causing any violations of and committing or causing, any future violations of, Section
13(d) and 16(a) of the Exchange Act and Rules 13d-1, 13d-2, 16a-2 and
16a-3 promulgated thereunder.

Compensation:

No individual officer of the Corporation received compensation directly or through personal benefits in excess of $100,000, and the Corporation has no Chief Executive Officer or Officer acting as a similar capacity. The aggregate direct compensation (exclusive of director's fees) of all officers of the Corporation, there being three persons in said group, amounted to $92, 075 for the fiscal year ended December 31, 2000. This amount includes all salaries, commissions and bonuses received by all officers from the Corporation, and health insurance provided at the Corporation's expense. No member of this group received any securities, property, insurance benefits, reimbursements or personal benefits as additional compensation, other than as described herein. There are no compensation payments proposed to be made in the future pursuant to any plan arrangement to the members of this group. Director's fees of $5,750 were paid to each of the Directors.

The Corporation now maintains the Directors Non-Qualified Stock Option Plan, which was approved by the Stockholders at the Annual Meeting in 1995.
That Plan provides for the granting of non-qualified stock options to the Directors each year. The exercise price of an option is the fair market value of a share on the date of the grant. In accordance with the terms of the Plan, options granted to each of the Directors in each year from 1995 through 1998. No options were granted in 1999, but each director was granted the option to acquire an additional 500 shares (1000 shares after adjustment for the stock dividend described above) in 2000. A total of 50,000 shares are subject to the Plan as approved. The options are exercisable in full six months after the date of the grant and expire on May 15, 2005 unless earlier terminated in accordance with the provisions of the Plan. Options previously granted to all Directors are included in the beneficial ownership shown in the table under "Information
Concerning Nominees".


Certain Legal Proceedings and Related Transactions:

The following described legal proceedings and related transactions which were described in detail in last year's proxy statement were concluded during fiscal year 2000. Accordingly, the pertinent facts are set forth in full below. All references to shares of Common Stock reflect amounts outstanding prior to the stock dividend of February 13, 2001 described above.

The 1999 annual meeting of Stockholders of the Corporation was held April
21, 1999 pursuant to notice duly sent to the Stockholders as required by law. Management had solicited proxies pursuant to Regulation 14A of the Securities Exchange Act of 1934 to elect a slate of the incumbent Directors consisting of Leonard Noah, Gary J. Pennington, Beekman Winthrop,
Phelps M. Wood, and Ernest N. Yarnevich, Jr.

At the meeting Stockholders present in person and by proxy elected an alternative slate of Directors consisting of Ray A. Infantino, Patrick J. Moran, Phelps C. Wood, Phelps M. Wood, and James R. Ukropina.

The shares voted for the alternative slate of Directors totaled 171,270 shares, except for Phelps M. Wood who received votes of 327,063 shares as he received votes cast in favor of the incumbent slate nominated by management as well as the alternative slate, while votes cast in favor of the incumbent slate nominated by management were 155,792 shares for Messrs Noah, Pennington and Yarnevich and 155,793 shares for Mr. Winthrop.
Cumulative voting was not permitted.

At the meeting of the newly elected Board of Directors following the Stockholders meeting, the Bylaws of the Corporation were amended to increase the number of Directors to seven (7). By motion unanimously adopted, Bruce L. Franke and Beekman Winthrop were offered seats on the Board of Directors. Mr. Franke accepted and Mr. Winthrop expressed his desire to consider the matter further and notify the Board of his acceptance or rejection of the offer by the end of May.

On May 14, 1999, Beekman Winthrop, together with a few other Stockholders, filed a lawsuit in state court in Delaware challenging the results of the election of Directors. The action styled Winthrop, et al v. Central Coal
& Coke Corporation, et al, C.A. No. 17162, was pending in the Court of Chancery for the State of Delaware in and for New Castle County. The
Corporation and all newly elected Directors were named as defendants, and the plaintiffs asked the court to invalidate the election of the new Board.
Subsequently, on May 28, 1999 Mr. Winthrop advised the Corporation that he declined the invitation to become a Director.

Discovery in the lawsuit proceeded, and a trial was scheduled for August 3, 1999. On July 29, 1999 the record owners of 179,009 shares of common stock of the Corporation (a majority of the outstanding shares) executed written consents which were delivered to the Corporation on July 29, 1999.
Pursuant to the consents, Phelps M. Wood, Phelps C. Wood, Bruce L. Franke,
Ray A. Infantino, Patrick J. Moran and James R. Ukropina were elected
Directors of the Corporation, confirming the results of the election held at the Annual Meeting on April 21, 1999. The action taken by the written consents was done pursuant to Section 228 of the Delaware General
Corporation Law.

Subsequently, on August 5, 1999, the Court issued its Order of Dismissal, dismissing the lawsuit with prejudice, but retaining jurisdiction for purposes of entertaining any application for attorneys' fees and/or court costs. Legal counsel for the defendants and the plaintiffs commenced and continued settlement discussions involving the possible purchase by the Corporation of the stock in the Corporation owned by the plaintiffs and the resolution of all pending disputes. On or about November 2, 1999 the plaintiffs filed a Motion for Costs and Attorney Fees in the Action requesting the Court to grant their motion in the amount of $106,956.65.
The Corporation and the other defendants contested the motion by filing briefs in opposition thereto.

The Corporation was advised by its Delaware legal counsel in early
November, 1999 that another lawsuit had been filed. This new lawsuit was filed in the United States District Court for the District of Delaware by the same plaintiffs against the Directors of the Corporation individually and the Corporation as a "Nominal Defendant." This new lawsuit also sought the removal of the Directors of the Corporation and sought other relief against the individual Directors, but did not otherwise appear to seek relief against the Corporation itself.

On November 23, 1999 Dudley Winthrop, one of the plaintiffs and a Stockholder of the Corporation, notified the Corporation that he intended to present a resolution for consideration at the Annual Meeting of Stockholders to be held in April, 2000, and requesting that it be included in the proxy materials for that meeting. The Board of Directors of the Corporation subsequently determined to oppose the resolution and recommend to the Stockholders that they vote against it.

On January 28, 2000 the Vice Chancellor in the Delaware state court action denied the plaintiffs' Motion for Costs and Attorneys Fees.


Settlement discussions continued, and resulted in the execution by all parties on February 29, 2000 of an Agreement of Settlement and Release.
According to the terms of this Agreement, the Corporation would purchase all shares of stock in the Corporation owned by the plaintiffs, totaling
97,231 shares for a purchase price of $33.50 per share, or aggregate consideration of $3,257,238.50. The Board of Directors of the Corporation after careful consideration concluded that $33.50 per share was a fair price under the circumstances based upon a review of the Corporation's financial statements and considering the costs and risks of continued litigation. The plaintiffs agreed not to pursue any other rights or remedies with respect to any of the pending litigation. Additionally, the plaintiffs agreed to standstill provisions whereby they would not directly or indirectly acquire any interest in the Corporation in the future or participate in any proxy solicitation or become a member of a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 with respect to the Corporation. Additionally, the plaintiffs agreed to withdraw the stockholder proposal submitted November 23, 1999, described above, and to make no further proposals.

The Settlement Agreement was consummated on March 6, 2000 including the closing of the purchase of the plaintiffs' shares on the basis described herein. As a result of the purchase of the plaintiffs' shares, as of March 7, 2000, there were 255,551 shares issued and outstanding.

                               AUDIT COMMITTEE

During the year 2000, the Board of Directors appointed an Audit Committee composed of Directors Ray A. Infantino, James R. Ukropina and
Phelps C. Wood, and adopted a written charter. Since the Corporation's securities are not listed on the New York Stock Exchange or the American
Stock Exchange, nor are they quoted on NASDAQ, the listing standards of those entities including requirements as to the independence of audit committee members technically do not apply. However, the charter of the Audit Committee provides that the members should meet definitions of independence as set forth in such entities except one member of the committee may be appointed who does not otherwise meet any such definition of independence. Phelps C. Wood was appointed as a member of the Audit Committee pursuant to this exception, as his father, Phelps M. Wood, is President and a compensated officer of the Corporation. Phelps C. Wood is not an officer or a compensated employee of the Corporation. The Board determined that Phelps C. Wood has particularly favorable credentials in the financial area and that his presence on the Audit Committee would be a benefit to the Committee and the Board, and his relationship to the President of the Corporation should not interfere with his ability to participate as an independent and objective Committee member. The Audit Committee met once during the year 2000 and all Audit Committee members participated in the meeting. The Committee met again on February 7, 2001, and a report of the Committee following that meeting follows (which is not to be deemed soliciting material nor is it deemed to be filed with the Securities and Exchange Commission or subject to Rule 14(a), other than is required by applicable regulation).


                           AUDIT COMMITTEE REPORT

The Audit Committee of Central Natural Resources, Inc. (the "Audit
Committee") is composed of three Directors and operates under a written charter adopted by the Board of Directors. The charter is attached hereto as Exhibit A and incorporated herein by this reference. The members of the Audit Committee are Ray A. Infantino (Chairman), James R. Ukropina, and
Phelps C. Wood. The Audit Committee recommends to the Board of Directors, subject to Stockholder approval, the selection of KPMG LLP as the Corporation's independent accountants.

Management is responsible for the Corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards, and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and with the independent accountants. Management has represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61
(Communication with Audit Committees).

The Corporation's independent accountants also provided to the Audit
Committee the written disclosures required by Independent Standards Board
Standard No. 1 (Independent Discussions With Audit Committees), and the
Audit Committee discussed with the independent accountants that firm's independence.

Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of representations of management and the report of the independent accountants to the Audit
Committee, the Audit Committee recommends that the Board of Directors include the audited consolidated financial statements in the Corporation's
Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

Dated February 7, 2001

Ray A. Infantino (Chairman)
James R. Ukropina
Phelps C. Wood



                              PROPOSAL II
             APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of KPMG LLP has performed the annual audit of the Corporation's financial statements, provided the Corporation assistance in preparation of tax returns, and provided assistance in connection with various tax questions for the year ending December 31, 2000. A resolution will be presented to the meeting to appoint that firm, as independent public accountants, to examine the financial statements of the Corporation for the year ending December 31, 2001, and to perform other appropriate accounting services.

The aggregate fees paid by the Corporation to KPMG LLP for professional services for the year ended December 31, 2000 totaled $50,300. The breakdown of the fees is as follows:

Audit Fees - The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Corporation's annual financial statements for the year ended December 31, 2000 and the reviews of the condensed financial statements included in quarterly reports on Forms 10-Q for the year ended December 31, 2000 were $32,500.

Financial Information Systems Design and Implementation Fees - There were no fees billed for information technology services rendered by KPMG LLP during the year ended December 31, 2000.

All Other Fees - The aggregate fees billed for all other services exclusive of the fees disclosed above rendered by KPMG LLP during the year ended
December 31, 2000 were $17,800. These other services consisted primarily of preparation of federal and state income tax returns and other tax services.

The Audit Committee considered the fact that no information technology services were rendered during the year and also considered other non-audit services which were performed, and determined that no incompatibility resulted with maintaining the auditor's independence.

The Corporation has been advised by KPMG LLP that no member of the firm has any financial interest, either direct or indirect, in the Corporation, and during the past three years they have had no connections with the Corporation in any capacity other than that of public accountants.
Representatives of that firm will not be present at the stockholders' meeting and thus will not have an opportunity to make a statement.

If the stockholders do not appoint KPMG LLP, the selection of independent public accountants will be reconsidered by the Board of Directors.

The affirmative vote of the holders of it majority of the outstanding common stock present and voting at the meeting will he required for approval of this proposal. The shares represented by the enclosed proxy will be voted in favor of the appointment of KPMG LLP, as above described, unless a contrary choice is specified on the enclosed proxy.


 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE PROPOSAL.

                             PROPOSAL III
  APPROVAL OF THE CENTRAL NATURAL RESOURCES, INC.2001 STOCK INCENTIVE PLAN

Stockholders are being asked to approve the Central Natural Resources, Inc.
2001 Stock Incentive Plan (the "Plan" or the "2001 Plan).  The Board of
Directors adopted the Plan, subject to stockholder approval, on February 7, 2001.

The Board of Directors believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Corporation, and that incentive compensation plans like the 2001 Plan are an important attraction, retention and motivation tool for participants in the plan. The Board of Directors believes that the 2001 Plan will promote the interests of the Corporation and its stockholders and that it will give the Corporation flexibility to continue to provide incentives that are based on the attainment of corporate objectives and increases in stockholder value.

The Corporation also maintains the Directors Non-Qualified Stock Option
Plan described above, which was approved by the Stockholders of the Corporation at the Annual Meeting on April 19, 1995. That Plan authorized the granting of options to acquire up to a maximum of 25,000 shares (50,000 shares after adjustment for the stock dividend described above). Currently each of the six Directors has the option to acquire 1,000 shares under this Plan. Thus, options may be granted to Directors under this Plan to acquire up to an additional 44,000 shares. This Plan terminates in 2005. The approval and implementation of the 2001 Stock Incentive Plan will not affect the continued operation of the Directors Non-Qualified Stock
Option Plan adopted in 1995.

Summary Description of the 2001 Plan

     The following summary of the principal terms of the 2001 Plan is qualified in its entirety by the full text of the Plan, which was filed electronically with the Securities and Exchange Commission with this Proxy Statement.

     Purpose. The purpose of the 2001 Plan is to promote the long-term success of the Corporation and to increase stockholder value by providing officers and selected employees with incentives to create excellent performance and to continue service with the Corporation, its subsidiaries and affiliates. Both by encouraging officers and employees to become owners of Common Stock and by providing actual ownership through Plan awards, it is intended that Plan participants will view the Corporation from an ownership perspective. Additionally, the Board believes the Plan will assist in attracting and retaining in its employ outstanding people of training, experience and ability.

     Administration. Initially, the Board of Directors will administer the Plan. The Board may thereafter delegate its authority to make grants under the Plan to one or more committees of directors. (The appropriate acting body, be it the Board or another authorized committee of directors, is referred to in this Proposal as the "Committee"). The Committee determines the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award. Subject to the other provisions of the Plan, the Committee has the authority to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award pursuant to applicable provisions of the Plan.

     The Committee may allow the purchase price of an award or shares of Common Stock under the Plan to be paid in the form of cash, by the delivery of already-owned shares of Common Stock, by the surrender of an award of equivalent value, through a third party purchase where the third party agrees to sell a number of shares on behalf of a participant and the participant assigns the right to receive the proceeds from such sale to the Company in payment of the purchase price, by promissory note or any other form permitted by law.

     Repricing. The Committee may cancel an outstanding option for the purpose of replacing or re-granting the option with an exercise price that is less than the exercise price of the original option. The Committee may amend an outstanding option for the purpose of reducing the exercise price of the option.

     Eligibility. Persons eligible to receive awards under the Plan include key employees of the Corporation and key employees of any other entity that is directly or indirectly controlled by the Corporation or in which the Corporation has a significant equity interest. All officers and employees of the Corporation and its subsidiaries (including all of the Corporation's named executive officers) are considered eligible under the 2001 Plan at the present time. The Committee determines from time to time the participants to whom awards will be granted.

     Authorized Shares; Limits on Awards. The maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the 2001 Plan is 75,000 shares.


     In addition, any shares that are forfeited back to the Corporation under the 2001 Plan and any shares that have been exchanged by a participant as full or partial payment to the Corporation in connection with any award under the 2001 Plan, as well as any shares exchanged by a participant or withheld by the Corporation to satisfy the tax withholding obligations related to an award under the 2001 Plan will be available for issuance under the Plan.

     In instances where a stock appreciation right ("SAR") or other award granted under the Plan is settled in cash or a form other than shares, the shares that would have been issued had there been no cash or other settlement will not be counted against the share limits of that plan for purposes of determining the number of shares that remain available for issuance under the Plan. The payment of cash dividends and dividend equivalents in conjunction with outstanding awards will not be counted against the shares available for issuance under the Plan. In addition, the Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Corporation through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the Plan.

     The following other limits are also contained in the 2001 Plan:

     No more than 20,000 of the shares available for issuance under the Plan may be issued pursuant to stock awards granted under Article 8 of the Plan.

     No more than 45,000 shares may be delivered under the Plan pursuant to stock options qualified as incentive stock options ("ISOs") under
     Section 422 of the Internal Revenue Code of 1986, as amended (the
     "Code").

     No more than 15,000 shares may be awarded to any participant during any one calendar year pursuant to stock option grants and SAR grants under the Plan.

     No more than 25,000 shares may be awarded to any participant during any one calendar year in the aggregate subject to all awards.

     As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then outstanding awards, as well as exercise and purchase prices, performance targets under certain performance-based awards, and share limits, are subject to adjustment in the event of certain stock dividends, stock splits, combinations or exchanges of shares, mergers, consolidations, spin-offs, recapitalizations and similar events.

     The Plan will not limit the authority of the Board of Directors or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     Types of Awards. The Plan authorizes stock options, SARs, and other forms of awards granted or denominated in Common Stock or units of Common
Stock. The Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

     A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of an option may not be less than the fair market value of a share of Common Stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an ISO or a nonqualified stock option. ISO benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax
Treatment of Awards under the 2001 Plan" below. ISOs are also subject to more restrictive terms and are limited in amount by the Code and the Plan.
ISOs may only be granted to key employees of the Corporation or a subsidiary. The Committee may grant stock options that provide for the award of a new option when the exercise price of the option and/or tax withholding obligations related to the exercise of the option are paid in the form of shares or by a reduction in the number of shares otherwise deliverable.

     An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Committee at the time of grant of the SAR and generally can not be less than the fair market value of a share of Common
Stock on the date of grant. SARs may be granted in connection with other awards or independently. The maximum term of an SAR is ten years from the date of grant.

     The other types of awards that may be granted under the 2001 Plan include, without limitation, stock bonuses, restricted stock, and performance shares.

     Performance-Based Awards. The Committee may grant awards that are intended to be performance-based awards within the meaning of Section 162
(m) of the Code ("Performance-Based Awards"). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the Plan (including options and SARs which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based
Awards may be in the form of restricted stock, performance stock, phantom stock or other rights.


     The vesting or payment of Performance-Based Awards will depend on the absolute or relative performance of the Corporation on a consolidated, segment, subsidiary, division, or plant basis. The Committee will establish the criterion or criteria and target(s) on which performance will be measured. The Committee must establish criteria and targets in advance of applicable deadlines under the Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Committee may use for this purpose will include one or more of the following: revenue growth, net earnings (either before or after interest, taxes, depreciation, amortization and/or Net Pension Income (as defined below)), cash flow, return on equity or on assets or on net investment, cost containment or reduction, stock price appreciation, total stockholder return, or EVA (as defined below). "Net Pension Income" means any positive difference between income from employee pension plan investments less the cost of employee pension benefits for the relevant period of time. "EVA" means operating profit after tax (which means net earnings after tax but before tax adjusted interest income and expense and goodwill amortization), less a charge for the use of capital (which is based on average total capital and the weighted average cost of capital). The performance measurement period with respect to an award may range from one to ten years.

    Performance-Based Awards may be granted only to key employees of the Corporation or a subsidiary. Performance goals will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting charges or other extraordinary events not foreseen at the time the goals were set.

    Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading "Authorized Shares;
Limits on Awards" above). Before any Performance-Based Award is paid, the Committee must certify that the performance target or targets been satisfied. The Committee has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

     Dividend Equivalents; Deferrals. The Committee may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Committee may provide that awards under the Plan, and/or deferrals, earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Common Stock.

     Acceleration of Awards; Possible Early Termination of Awards.
Generally, if the Corporation is liquidated, all or substantially all of the Corporation's assets are sold, or the Corporation is merged, consolidated or reorganized and stockholders prior to the event do not continue to own more than 50% of the combined voting power of the Company or a successor after the event, then, if outstanding Plan awards are not assumed or continued after the event, all options granted under the Plan will vest, SARs will be paid, and any other types of awards will vest or be paid. The Committee also has the discretion to establish other change in control provisions with respect to awards granted under the Plan. For example, the Committee could provide for the acceleration of vesting or payment of an award in connection with a change in control event that is not described above.

     Transfer Restrictions. Subject to certain exceptions contained in the Plan, awards under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient's beneficiary or representative.

     Termination of or Changes to the 2001 Plan. The Board of Directors may amend or terminate the Plan at any time and in any manner. Stockholder approval for an amendment will be required only if the amendment increases the number of shares available under the Plan or if stockholder approval is otherwise required as a matter of law. (Adjustments as a result of stock splits or similar events will not be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board of Directors, the Plan will terminate on February 6, 2011, the day before the 10th anniversary of the approval of the Plan by the Board of Directors.
Outstanding awards generally may be amended, subject to the consent of the holder if the amendment materially and adversely affects the holder.

     Securities Underlying Awards.  The market value of a share of Common
Stock as of February 7, 2001 was $33.00. After giving effect to the stock dividend distributed on February 13, 2001, the post dividend market value of a share of stock equates to $16.50.

Federal Income Tax Treatment of Awards Under the 2001 Plan

     The federal income tax consequences of the 2001 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2001 Plan.
This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.


     With respect to nonqualified stock options, the Corporation is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to ISOs, the Corporation is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, but ISOs may have alternative minimum tax consequences. The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment.
Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Corporation will generally have a corresponding deduction at the time the participant recognizes income.

     If an award is accelerated under the 2001 Plan in connection with a change in control (as this term is used under the Code), the Corporation may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered).
Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not "performance-based" within the meaning of Section 162(m) of the Code may not be permitted to be deducted by the Corporation in certain circumstances.

Specific Benefits

The number, amount and type of awards to be received by or allocated to eligible persons under the Plan cannot be determined at this time. The
Committee has not yet considered any specific awards under the Plan.

Vote Required

The affirmative vote of a majority of the shares of Common Stock voting at the Annual Meeting (with each share entitled to one vote) is required for approval of this proposal. Members of the Board of Directors who are employed by the Corporation are eligible for awards under the 2001 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE
                            PROPOSAL.


                       STOCKHOLDERS PROPOSALS

In order for a proposal of a stockholder to be presented at the Company's
2002 Annual Meeting of Stockholders, it must be received at the Company's principal office in Kansas City, Missouri no later than November 21, 2001, for inclusion in the 2001 Proxy Statement. A proposal of a Stockholder to be presented at the Company's 2002 Annual Meeting of Stockholders without inclusion in the 2002 Proxy Statement should be received at the Company's principal office no later than February 5, 2002, to be timely, and if not received by that date proxies given to the Company may grant the Company discretionary authority to vote on such proposal.

                                   OTHER MATTERS

While the Notice of Annual Meeting of Stockholders calls for transaction of such other business as may properly come before the meeting, or adjournments thereof, management has no knowledge of any matters to be presented for action by the stockholders at the meeting other than the above. The enclosed proxy gives discretionary authority, however, in the event that any additional matters should be presented.


                                      By Order of the Board of Directors

                                      /s/ Ray A. Infantino

Dated March 20, 2001                  Secretary

Secretary

THE ANNUAL REPORT FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION PROVIDES
CERTAIN ADDITIONAL INFORMATION AND WILL BE AVAILABLE TO STOCKHOLDERS IN APRIL.
A COPY OF THIS REPORT MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO THE
SECRETARY OF THE CORPORATION.




                            EXHIBIT A


      CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                CENTRAL NATURAL RESOURCES, INC.

I.	Formation.  The Board of Directors (hereinafter the "Board") of Central
Coal & Coke Corporation, a Delaware corporation (hereinafter the "Company"), has established the Audit Committee of the Board of Directors of the Company
(hereinafter the "Committee") pursuant to Section 141(c) of the General
Corporation Law of Delaware, and Section 17 of the Bylaws of the Company.

II.	Audit Committee Purpose.  The purpose of the Committee is to assist the
Board in fulfilling its oversight responsibility.  The Committee's general functions are to:

      A. Monitor the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance with applicable laws and requlations

      B. Monitor the independence and performance of the Company's independent auditors.

      C. Provide an avenue of communication among the independent auditors, managment and the board.

      D. The Committee is not responsible for planning or conducting audits or determining that the Company's financial statements are accurate or are in accordance with generally accepted accounting principles. This duty is the responsibility of management and the independent auditors who are ultimately accountable to the Board and the Committee. Also, it is not the duty of the Committee to independently verify information presented to it, unless special circumstances require such veification.

      E. The Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities, and have direct access to the independent auditors as well as anyone in the Company's organization.


III Audit Committee Composition and Qualifications. The Committee shall be comprised of at least three (3) members of the Company's Board subject to the foregoing, the exact number of members of the Committee shall be fixed and maybe changed from time to time resolution duly adopted bu the Board. One of the members of the Committee shall be designated by the Board as the chairperson(hereinafter the "Chairperson") of the Committee. The Board shall appoint the members of the Committee to serve until their successors have been duly designated Members of the committee may be removed by the Board for any reason and at anytime. Vacancies on the Committee shall be filled by the Board. The members of the Committee shall not be current executive officers or employees of the Company. The Board shall appoint as members persons meeting the definition of independence required by the New York Stock Exchange, The American Stock Exchange or the National
      Association of Securities Dealers, Inc., provided however, the Board may appoint one member to the committee who shall not otherwise meet any such definition of independence.

IV. Audit Committee Responsibility and Duties. The Committee shall have responsibilities in the following areas:

      A.    Internal Controls:

     (1) Review with management and the independent auditors the adequacy of the Company's internal accounting controls and procedures.

     (2) Inquire about internal control recommendations made by the independent auditors and whether they have been implemented by management

      B.    Financial Reporting:

     (1) Review reports prepared by management and by the independent auditors of significant accounting and financial reporting issues and judgements and their impact on the financial statements.

     (2) Review periodically with the independent auditors significant risks and exposures and plans to monitor, control and minimize such risks and exposures.

     (3) Review significant changes to the Company's auditing and accounting practices as suggested by the independent auditors or management and discuss them on a timely basis.

     (4) Meet with management and the independent auditors to review and discuss the annual audited financial statements and the results of the audit.

     (5) Review with management Review with management certain interim financial statements and require the independent auditors to review the financial information included in the Company's interim financial statements prior to filing its Securities and Exchange Commission Form 10-Q Reports.


C.    Compliance:

     (1) Periodically obtain reports from management, independent auditors, legal counsel, tax advisers or any applicable regulatory agency regarding regulatory compliance, transactions with affiliates, and other legal matters that may have a material impact on financial statements and the consideration of those matters in peparing the financial statements.

     (2) Review the effectiveness of the policies and procedures for monitoring compliance with laws and regulations and the results of management's investigation and follow-up on any reporting deficiencies, fraudulent acts or accounting irregularities.

D.    Independent Auditors:

     (1)    Review the independent auditors proposed audit scope and approach.

     (2) Review with the independent auditors any problems or difficulties the auditors may have encountered, any management letter provided by the independent auditors, and the Company's response to that letter including:

            (a) Any difficulties encountered, or restrictions on the scope of activities or access to required information

            (b) Any changes required in the planned scope of the independent audit, and

            (c) Any recommendations made by the independent auditors as a result of the audit.


    (3) Discuss the matters required to be discussed by Statement of Auditing Standards No. 61 as it may be modified or supplemented from time to time (hereinafter "SAS 61").

    (4) Review and evaluate the annual engagement proposal for retention of the independent auditors and performance and level of fees to be paid to them.

    (5) On at least an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.


E.  Reporting Responsibilities.  The Committee shall:

    (1) Regularly report to the Board on the Committee's activities and make appropriate recommendations.

    (2) Assist legal counsel in preparation for inclusion in the proxy statements of the disclosures about the Committee and its functioning required under applicable S.E.C. rules and regulations.

    (3) Annually review and, if appropriate, update the Charter subject to Board approval of changes.

F. Other Committee Responsibilities. Meet with the independent auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

V. Meeting of Committee.

A. Frequency. The Committee shall hold regular meetings on such days as it shall determine at least three (3) times per year. Special meetings of the Committee will be held upon request of the Chairperson of the Committee or any two other Committee members. Meetings may be held in person or by conference telephone procedure in accordance with Section
    141(i) of the Delaware General Corporation Law. Minutes shall be regularly kept of Committee proceedings.

B. Notice and Agenda. Prior to each regularly scheduled meeting, the Committee members will receive notice of and an agenda for the meeting.
    Other topics for discussion may be introduced at the meeting or by notice to the Chairperson at the request of any Committee member.

C. Attendance. The Committee may regularly or from time-to-time ask corporate officers, other Directors, legal counsel, or other employees of the Company to attend meetings.

D.  Procedures. The Committee may adopt rules for its meeting and activities.
    In the absence of such rules, the Committee's actions shall be governed by the Company's Bylaws and applicable law, as applicable to Board meetings and activities. In all cases, a quorum of the Committee shall be a majority of the persons then serving as members of the Committee.

VI Outside Assistance. The Committee shall have the authority to request and receive access to any internal or external information it requires to fulfill its duties and responsibilities. The Committee is authorized to engage such outside professional or other services as in its discretion it deems necessary to fulfill its responsibilities.



PROXY               CENTRAL NATURAL RESOURCES, INC.               PROXY

        127 W. 10th STREET, SUITE 666, KANSAS CITY, MISSOURI 64105

    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 19, 2001,
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints BRUCE L. FRANKE, RAY A. INFANTINO and
PHELPS M. WOOD and each or any of them, proxies with power of substitution, to vote all stock of the undersigned at the ANNUAL MEETING OF CENTRAL NATURAL
RESOURCES, INC., to be held April 19, 2001, and at any adjournments thereof, as described below.

1.  ELECTION OF DIRECTORS

[  ]  FOR all nominees listed below    [  ]  WITHHOLD AUTHORITY
      (except as marked to the               to vote for all nominees
      contrary below)                        listed below

     B.L. FRANKE, R.A. INFANTINO, P.J. MORAN, J.R. UKROPINA, P.C. WOOD,
     P.M. WOOD.

(Instruction: To withhold authority to vote for any individual nominee write that nominee's name of the space provided below.)

_______________________________________________________________________

2.  PROPOSAL TO APPOINT KPMG LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS
    OF THE CORPORATION.

              [  ]  FOR      [  ]  AGAINST      [  ]  ABSTAIN

Name(s), address and number of shares of registered owner(s) appear on reverse side hereof.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


               SEE REVERSE SIDE FOR OTHER MATTERS TO BE VOTED ON


3.  proposal to approve the Central Natural Resources, Inc., 2001 Stock
Incentive Plan.

             [  ]  FOR       [  ] AGAINST      [  ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1,2 and 3.


Signature(s) _______________________________________________________ , 2001
             Please sign exactly as name(s)        Month       Day
             appear(s) below; indicating
             official position or representa-
             tive capacity where applicable
             Show address change.






                                 EXHIBIT


                        CENTRAL NATURAL RESOURCES, INC.

                           2001 STOCK INCENTIVE PLAN



1.   THE PLAN

     1.1  Purpose



          The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article 8. "Corporation" means Central
Natural Resources, Inc. and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 7.

     1.2  Administration and Authorization; Power and Procedure.

          (a) Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

          (b)  Plan Awards; Interpretation; Powers of Committee.
Subject to the express provisions of this Plan, the Committee shall have the authority:

              (i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an Award;

              (ii)  to grant Awards to Eligible Persons,
            determine the price at which securities
            will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments
            (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;


              (iii) to approve the forms of Award Agreements
            (which need not be identical either as to type of award or among Participants);

              (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

              (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding
            Awards held by Eligible Employees, subject to any required consent under Section 6.6;

              (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding
            Awards within the maximum ten-year term of Awards under Section 1.6; and

              (vii) to make all other determinations and take
            such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

            (c) Binding Determinations/Liability Limitation. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof. shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

            (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.


            (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

     1.3  Participation

          Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.


     1.4  Shares Available for Awards; Share Limits.

          (a) Shares Available. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

          (b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan shall not exceed 75,000 shares (the "Share Limit"). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 45,000 shares. The maximum number of shares of Common Stock that may be delivered under the provisions of Article 8 shall not exceed 20,000 shares. The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual shall be limited to 15,000 and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan shall be 25,000. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and
Section 6.2.

          (c)  Share Reservation; Replenishment and Reissue of Unvested
Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus
(iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.


     1.5  Grant of Awards.
          Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

     1.6  Award Period.
          Each Award and all executory rights or obligations under the related
Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common
Stock not later than ten (10) years after the Award Date.

     1.7  Limitations on Exercise and Vesting of Awards.

          (a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

          (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2 or 8.4, as the case may be.

          (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8  Acceptance of Notes to Finance Exercise.

          The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:


          (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more
Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

          (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

          (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code and to avoid adverse accounting consequences in connection with the exercise or receipt.

          (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

          (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     1.9  No Transferability; Limited Exception to Transfer Restrictions.

          (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

          (b) Exceptions. The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's immediate family and/or charitable institutions, or to such other related persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee). Notwithstanding the foregoing, ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions contained in the Code.


          (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

               (i)   transfers to the Corporation,

               (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

               (iii) transfers pursuant to a QDRO order,

               (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

               (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

2.   OPTIONS

     2.1 Grants


         One or more Options may be granted under this Article to any Eligible
Person. Each Option granted shall be designated in the applicable Award
Agreement, by the Committee as either an Incentive Stock Option, subject to
Section 2.3, or a Non-Qualified Stock Option.

     2.2 Option Price.

         (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100%
(110% in the case of a Participant described in Section 2.4) of the Fair
Market Value of the Common Stock on the date of grant and in all cases shall not be less than the par value thereof.


         (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods:
(i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common
Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

     2.3 Limitations on Grant and Terms of Incentive Stock Options.

         (a)  $100,000 Limit. To the extent that the aggregate "Fair Market
Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

         (b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Award Date.

         (c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4  Limits on 10% Holders.

          No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.


     2.5  Options Repricing/Cancellation and Regrant/Waiver of Restrictions.

          Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding
Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

     2.6  Effects of Termination of Employment or Service:

          (a) Options - Resignation or Dismissal. If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than Retirement, Total Disability or death, the Participant shall have, unless otherwise provided in the Award Agreement, three months after the Severance Date to exercise any Option to the extent it shall have become exercisable on the Severance Date. In the case of a termination for Cause, the Option shall terminate on the Severance Date. In other cases, the option, to the extent not exercisable on the Severance Date, shall terminate.

          (b) Options - Death or Disability. If the Participant's employment by (or specified service to) the Company terminates as a result of Total
Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement, until 12 months after the Severance Date to exercise any Option to the extent it shall have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance
Date shall terminate.

          (c)  Options - Retirement.  If the Participant's employment by
(or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, unless otherwise provided in the Award Agreement, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it shall have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, shall terminate.


          (d) Certain SARs. Any SAR granted concurrently or in tandem with an Option shall have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

          (e) Committee Discretion. Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment or service with the Company for any reason, other than discharge for Cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period, upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

     2.7  Options and Rights in Substitution for Stock Options Granted by
Other Corporations.  Options and Stock Appreciation Rights may be granted to
Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible
Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

3.	STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK APPRECIATION
      RIGHTS).

     3.1  Grants

          In its discretion, the Committee may grant to any Eligible
Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

     3.2  Exercise of Stock Appreciation Rights.

          (a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

          (b)  Effect on Available Shares.  To the extent that a Stock
Appreciation Right is exercised, only the actual number of delivered shares of Common Stock shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.


          (c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     3.3  Payment.

          (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying:

               (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market
          Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

               (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

     3.4  Limited Stock Appreciation Rights.

          The Committee may grant to any Eligible Person Stock Appreciation
Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other
SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

4.     RESTRICTED STOCK AND STOCK UNIT AWARDS.


Subject to any applicable limitations under Delaware law and to such rules and procedures as the Committee may establish from time to time:


     4.1  Grants

          (a) Restricted Stock. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each
Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent
(if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide, such as in the case of Awards principally for services already rendered. Stock certificates or book entries evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") shall bear a legend or notation making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7.
Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

          (b) Stock Units. The Committee may, in its discretion, authorize and grant to any Eligible Person a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Compensation or Award under this Plan.
The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company deferred compensation plan, in form substantially as approved by the Committee.

          (c) Payouts. The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Restricted Stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

     4.2  Restrictions.  Pre-Vesting Restraints.  Except as provided in
Section 4.1 and 1.9, Restricted Shares comprising any Restricted Stock
Award and rights in respect of Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on Restricted Shares have lapsed and the shares issuable pursuant to the Stock Unit Award have been issued.


          (b)  Dividend	and Voting Rights.  Unless otherwise provided in
the applicable Award Agreement, a Participant receiving a Restricted Stock
Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares which cease to be eligible for vesting.  Restricted Stock Awards and Stock Unit Awards may include Dividend Equivalent Rights to the extent authorized by the
Committee.

          (c) Cash Payments. If the Participant shall have paid or received cash (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award
Agreement shall specify the extent (if any) to which such amounts shall be returned (with or without an earnings factor) as to any Restricted Shares or Stock Unit Awards which cease to be eligible for vesting.

     4.3  Return to the Corporation.

          Unless the Committee otherwise expressly provides, Restricted
Shares or Stock Units that remain subject to conditions to vesting upon restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or canceled, as the case may be, unless the Committee otherwise provides in the applicable terms of the Award.


5.   PERFORMANCE SHARE AWARDS AND OTHER STOCK AWARDS.

     5.1  Grants of Performance Share Awards.

          Subject to Section 6.4, the Committee may, in its discretion, grant
Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares, cash or other property to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee consistent with Section 6.10(c)(2), if applicable, may determine.


     5.2  Special Performance-Based Share Awards.

          Without limiting the generality of the foregoing, and in addition to options granted under other provisions of this Article 5, other performance-based awards within the meaning of Section 162(m) of the Code
("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, division, or station basis with reference to revenue growth, net earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the business criteria) relative to preestablished performance goals, may be granted under this Plan. The applicable business criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years.
Performance targets may be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set.
Other types of performance and non-performance awards may also be granted under the other provisions of this Plan.

          (a) Eligible Class. The eligible class of persons for Awards under this Section shall be key employees (including officers) of the Company.
For each executive officer level, a percent will be established ranging from 10 to 60% of base salary, which will be used in the calculation of the Performance-Based Award payout under this Section 5.2.

          (b) Maximum Award. In no event shall grants in any calendar year to a Participant under this Section 5.2 relate to more than 15,000.00 shares or a cash amount of more than $600,000.00.

          (c) Committee Certification. Before any Performance-Based Award under this Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

          (d) Terms and Conditions of Awards. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce
Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

          (e) Stock Payout Features. In lieu of cash payment of an Award, the Committee may require or allow a portion of the Award to be paid in the form of stock, Restricted Shares or an Option.

     5.3  Grants of Stock Bonuses and Other Awards.

          Subject to Section 6.4, the Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements, or issue Common Stock for past services in the ordinary course, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.


     5.4  Deferred Payments.

          The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares or other property that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan.
Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

     5.5  Alternative Payments.

          The Committee may require or allow all or a portion of the Award to be paid or credited in the form of shares of Common Stock, Restricted Shares, Stock Units, an Option or other Award.

6.   OTHER PROVISIONS

     6.1  Rights of Eligible Persons, Participants and Beneficiaries.

     (a) Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

     (b)  No Employment/Service Contract.  Nothing contained in this Plan
(or in any other documents under this Plan or in any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement.


     (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     6.2  Adjustments; Acceleration.

          (a) Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety ("asset sale");
then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

               (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding
                    Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or
                    (e) (subject to limitations under Section 6.10(c)) the performance standards appropriate to any outstanding
                    Awards, or

               (2) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the amount payable upon or in respect of such event over the exercise or strike price of the Award.


In each case, with respect to Awards of Incentive Stock Options, no adjustment shall be made in a manner that would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.

In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

          (b)  Possible Early Termination of Accelerated Awards. If any
Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section 6.2(c) but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in
Section 6.2(a) that the Company does not survive, or (3) the consummation of an event described in Section 6.2(a) involving a Change of Control Event approved by the Board, such Option or right shall terminate, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

          (c)  Acceleration of Awards Upon Change in Control. Subject to
Sections 8.6 and 8.7, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

               (1) each Option and Stock Appreciation Right shall become immediately exercisable,

               (2) Restricted Stock shall immediately vest free of restrictions, and

               (3) each Performance Share Award shall become payable to the Participant.

Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

     The Committee may override the limitations on acceleration in this
Section 6.2(c) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur
(subject to Section 6.2(d)), a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to an acceleration does not occur.


          (d) Possible Rescission of Acceleration. If the vesting of an Award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Committee or the Board later determines that the event will not occur, the Committee may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested
Awards.

          (e)  Acceleration Upon Termination of Service in Anticipation of or
Following a Change in Control.

               (1) Early Termination. Unless the Committee otherwise provides prior to a Change in Control Event, if any Participant's employment is terminated by the Company for any reason other than death, Total Disability, Retirement, or for Cause after the announcement of but within 90 days before consummation of a Change in Control Event, then upon or immediately prior to the consummation of the Event and subject to its consummation, any Awards held by the Participant prior to the Change in Control Event that were terminated shall be deemed reinstated to the extent previously vested and Awards previously unvested shall be deemed vested to the extent that the vesting of other Awards of the same type are accelerated in connection with the Change in Control Event, irrespective of the vesting and early termination provisions of the Participant's Award Agreement. Any such reinstated Awards shall remain subject to the other adjustment, termination and settlement provisions of this Section 6.2 in connection with the subject Change in Control Event or any applicable, subsequent
          Change in Control Event.

               (2) Termination After Change in Control. If any Participant's employment is terminated by the Company upon or within one year after a Change in Control Event and the termination is not the result of death, Total Disability, Retirement or a termination for Cause, then, subject to the other provisions of this Section 6.2
          (including without limitation Section 6.2(b) and Section 6.4), all outstanding Options and other Awards held by the Participant shall be deemed fully vested immediately prior to the Severance Date, irrespective of the vesting provisions of the Participant's Award
          Agreement, unless the Award Agreement specifies a different result in the case of a Change in Control Event.

               (3) No Extension Beyond Expiration. Notwithstanding the foregoing, in no event shall an Award be reinstated or extended beyond its final expiration date.


          (f) Golden Parachute Limitation. In no event shall an Award be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Company for federal income tax purposes because of
Section 280G of the Code, nor shall any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code. Notwithstanding the foregoing, an employment or other agreement with the Participant may expressly provide for benefits in excess of amounts determined by applying the foregoing Section
280G limitations.

     6.3  Effect of Termination of Service on Awards.


          (a) General. The Committee shall establish the effect of a termination of employment or service on the rights and benefits under each Award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Award. Unless otherwise specified, the date of termination shall be (1) the date of termination
(for any reason whatsoever) of the Participant's employment by the Company, in the case of an Award granted to an employee; (2) the date of termination of directorship in the case of an Award granted to or held by a director (or former employee continuing in service as a director); or (3) the date of termination of services to the Company, as determined by the Committee, in the case of an Other Eligible Person. Notwithstanding the foregoing, the Committee may authorize by express provision in or amendment to an Award an extension of the date of termination if a person's status after grant changes from one eligible category to another, or in other circumstances that the Committee deems appropriate.

          (b)  Termination of Consulting or Affiliate Services. If the
Participant is not an Eligible Employee or director and provides services as an Other Eligible Person, the Committee shall be the sole judge of whether the Participant continues to render services to the Company, unless a contract or the Award otherwise provides. If in these circumstances the Company notifies the Participant in writing that a termination of services of the Participant for purposes of this Plan has occurred, then (unless the contract or Award otherwise expressly provides), the Participant's termination of services for purposes of Section 2.6, 3, 4.3 or 5 shall be the date which is 10 days after the Company's mailing of the notice or, in the case of a termination for Cause, the date of the mailing of the notice.

          (c) Effect on Unvested Awards. Unless otherwise provided in the applicable Award Agreement and subject to the other provisions of this Plan, a Restricted Stock Award, Stock Appreciation Right, Performance Share Award, or Stock Unit Award, to the extent such Award has not vested as of the applicable Severance Date shall terminate on the Severance Date without further payment or benefit of any kind; and any Option theretofore outstanding and not vested shall terminate. Vested Options are subject to the provisions of Section 2.6.


          (d) Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

          (e)  Effect of Change of Subsidiary Status. For purposes of this
Plan and any Award, if an entity ceases to be a Subsidiary a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

     6.4  Compliance with Laws.

     This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.


     6.5  Tax Matters.


     (a) Provision for Tax Withholding or Offset. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant
(or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. Shares in no event shall be withheld in excess of the minimum number required for tax withholding under applicable law.


     (b) Tax Loans. If so provided in the Award Agreement, the Company may, to the extent permitted by law, authorize a short-term loan of not more than nine (9) months to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5(a). Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the other provisions of Section 1.8.

     6.6  Plan and Award Amendments, Termination and Suspension.

          (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part.
No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

          (b) Stockholder Approval. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

          (c) Amendments to Awards. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 1.2(b) and 6.6(d)) may make other changes to the terms and conditions of Awards.

          (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.


          (e) ISO Acceleration. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option under the Code.

     6.7  Privileges of Stock Ownership.

          Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

     6.8  Effective Date of the Plan.

          This Plan is effective as of February 7, 2001, the date of approval by the Board. The Plan shall be submitted for and subject to stockholder approval.

     6.9  Term of the Plan.

          No Award will be granted under this Plan after February 6, 2011
(the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

     6.10 Governing Law/Construction/Severability.

          (a)  Choice of Law.  This Plan, the Awards, all documents evidencing
 Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.


          (b) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c)  Plan Construction.

               (1) Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Awards does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.


               (2) Section 162(m). It is the further intent of the Company that (to the extent the Company or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs granted with an exercise or base price not less than Fair Market Value on the date of grant and performance-based awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

     6.11 Captions.

          Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

     6.12 Effect of Change of Subsidiary Status.

          For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

     6.13 Stock-Based Awards in Substitution for Stock Options or Awards
          Granted by Other Corporation.

          Awards may be granted to Eligible Persons under this Plan in substitution for employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

     6.14 Non-Exclusivity of Plan.

          Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     6.15 No Corporate Action Restriction.

          The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.


     6.16 Other Company Benefit and Compensation Program.

          Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.


7.   DEFINITIONS.

     7.1  Definitions.

          (a)  "Award" means an award of any Option, Stock Appreciation Right,
Restricted Stock, Stock Bonus, Performance Share Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

          (b) "Award Agreement" means any writing setting forth the terms of an Award that has been authorized by the Committee.

          (c) "Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under
Article 8, the applicable dates set forth therein.

          (d) "Award Period" means the period beginning on an Award Date and ending on the expiration date of such Award.


          (e) "Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

          (f)  "Board" means the Board of Directors of the Corporation.

          (g) "Cause" with respect to a Participant means (unless otherwise expressly provided in the applicable Award Agreement or another applicable contract with the Participant) a termination of service based upon a finding by the Committee, acting in good faith and based on its reasonable belief at the time, that the Participant:

               (1) has been habitually negligent in the discharge of his or her duties to the Company, has repeatedly refused to perform stated or assigned duties or is incompetent in or incapable of performing those duties; or

               (2) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or an affiliate; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses); or

               (3) has materially breached any of the provisions of any agreement with the Company or an affiliated entity; or

               (4) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or an affiliate; has improperly induced a vendor or customer to break or terminate any contract with the Company or an affiliate or induced a principal for whom the Company or an affiliate acts as agent to terminate such agency relationship.

A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company first delivers written notice to the Participant of a finding of termination for Cause.

          (h)  Change in Control Event" means any of the following:

               (1) Approval by the stockholders (or, if no stockholder approval is required, by the Board) of the Corporation of the dissolution or liquidation of the Corporation, other than in the context of a transaction that does not constitute a Change in Control Event under clause (2) below.


               (2) Consummation of/Approval by the stockholders of the Corporation and receipt of the approval of specified federal or state regulatory body whose approval or non-objection is required to consummate the transaction of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates
          (a "Business Combination"), unless (A) as a result of the Business
          Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before the Business Combination; and (B) no Person
          (excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 50% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (C) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination.

The stockholders before and after the Business Combination shall be determined on the presumptions that (i) there is no change in the record ownership of the Corporation's securities from the record date for such approval until the consummation of the Business Combination; and (ii) record owners other than affiliates of the Corporation of securities of the Corporation hold no securities of the other parties to such reorganization.

               (3) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
          Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (A) an acquisition directly from the Company,
          (B) an acquisition by the Company, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or an acquisition by any entity pursuant to a transaction which is expressly excluded under clause
          (g) (2) above.


               (4) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.



          (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (j)  "Commission" means the Securities and Exchange Commission.

          (k) "Committee" means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of "outside director" status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.

          (l) "Common Stock" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

          (m) "Company" means, collectively, the Corporation and its Subsidiaries.

          (n)  "Corporation" means Central Natural Resources, Inc., a
Delaware corporation, and its successors.

          (o) "Eligible Employee" means an officer (whether or not a director) or key employee of the Company.

          (p)  "Eligible Person" means an Eligible Employee, Non-Employee
Director or any Other Eligible Person designated by the Committee in its discretion.

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (r) "Excluded Person" means (1) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (2) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 10% of the outstanding Shares of Common Stock at the time of adoption of this Plan, (or an affiliate, successor, heir, descendant or related party of or to any such person, (3) the Company, or
(4) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.


          (s) "Fair Market Value" on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date (or if the market has not closed at the applicable time), then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the
NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market
Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

          (t) "Incentive Stock Option" means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions
(including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

          (u) "Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

          (v) "Non-Employee Director" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

          (w)  "Non-Employee Director Participant" means a Non-Employee
Director with respect to an outstanding Award under the provisions of
Article 8.

          (x) "Option" means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible
Person as a Nonqualified Stock Option or an Incentive Stock Option.



          (y) "Other Eligible Person" means any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction or as a market maker or promoter of the Company's securities) to the Company, and who is selected to participate in this Plan by the Committee. An advisor or consultant may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (1) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or
(2) the Corporation's compliance with any other applicable laws.

          (z) "Participant" means an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who has been received an Award under Article 8 of this Plan

          (aa) "Performance Share Award" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common
Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

          (bb) "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (cc) "Plan" means this 2001 Stock Incentive Plan, as it may be amended from time to time.

          (dd)  "QDRO" means a qualified domestic relations order.

          (ee) "Restricted Shares" or "Restricted Stock" means shares of
Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

          (ff) "Retirement" means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with 10 or more years of service or after age 65 or, in the case of a Non-Employee Director, a retirement or resignation as a director after at least 10 years service as a director.

          (gg) "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.


          (hh) "Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

          (ii) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (jj) "Severance Date" means the date of termination of employment or service as further defined in Section 6.3.

          (kk) "Stock Appreciation Right" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common
Stock.

          (ll) "Stock Bonus" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

          (mm) "Stock Unit" means a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder.
Stock Units, may, however, by express provision in the applicable Award
Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

          (nn) "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (oo) "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

8.   NON-EMPLOYEE DIRECTOR OPTIONS

     8.1  Participation.

          Awards under this Article 8 shall be made only to Non-Employee
Directors and shall be evidenced by Award Agreements substantially in the form of Exhibit A hereto.

     8.2  Option Grants.

          Persons who are Non-Employee Directors may by action of the Committee from time to time be granted Nonqualified Stock Options to purchase shares of Common Stock under terms and conditions consistent with this Plan.


     8.3  Option Price.

          The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 8.2 hereof shall be 100 percent of the Fair
Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

     8.4  Option Period and Exercisability.

          Each Option granted under this Article 8 and all rights or obligations thereunder shall expire ten years after the Award Date and shall be subject to earlier termination as provided below. Each Option granted under Section 8.2 shall become exercisable at such time or at such rates as may be determined by the Committee.

     8.5  Termination of Directorship.


          If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall immediately become and shall remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, any portion of an Option granted pursuant to this Article which is not then exercisable shall terminate and any portion of such Option which is then exercisable may be exercised for three months after the date of such termination or until the expiration of the stated term whichever first occurs.

     8.6  Adjustments.

          Options granted under this Article 8 shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee's actions in respect thereof satisfy any applicable criteria in respect of formula plans under Rule 16, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

     8.7  Acceleration Upon a Change in Control Event

          Upon the occurrence of a Change in Control Event, each Option granted under Section 8.2 hereof shall become immediately exercisable in full; provided, however, that none of the Options granted under Section 8.2 shall be accelerated to a date less than six months after the Award Date of such Option. To the extent that any Option granted under this Article 8 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 8.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.


                      CENTRAL NATURAL RESOURCES, INC.
                            ELIGIBLE DIRECTOR
                     NONQUALIFIED STOCK OPTION AGREEMENT


THIS AGREEMENT dated as of the _____ day of _____________, 20__, between _________________________________________________, a ________________
corporation (the "Corporation"), and _________________________________ (the
"Director").

                            W I T N E S S E T H

      WHEREAS, the Corporation has adopted and the Stockholders of the Corporation have approved the Central Natural Resources, Inc. 2001 Stock
Incentive Plan (the "Plan").

WHEREAS, pursuant to Article 8 of the Plan, the Corporation has granted an option (the "Option") to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section
422 of the Code.

NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

     1. Option Grant. This Agreement evidences the grant to the Director, as of ___________, ____ (the "Option Date"), of an Option to purchase an aggregate of _____ shares of Common Stock, par value _____ per share, under
Section 8.2 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

     2.  Exercise Price. The Option entitles the Director to purchase
(subject to the terms of Sections 3 through 5 below) all or any part of the Option shares at a price per share of $_______, which amount represents the Fair Market Value of the shares on the Option Date.

     3.  Option Exercisability and Term. Subject to adjustment pursuant to
Section 8.6 of the Plan, the Option shall first become and remain exercisable as to ______________ of the shares on ___________________ and as to an additional _________ shares on each of the following dates: ______________, 200_, __________, 200_ and _____________, 200_, in each case subject to adjustments under Section 8.6 of the Plan and acceleration under Section 8.7 of the Plan. The Option shall terminate on ____________, 200_, unless earlier terminated in accordance with the terms of Section 8.5 of the Plan.


     4. Service and Effect of Termination of Service. The Director agrees to serve as a director in accordance with the provisions of the Corporation's
Certificate of Incorporation, bylaws and applicable law. If the Director's services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 8.5 of the Plan.

     5. General Terms. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

__________________________
(a __________ corporation)

By __________________________

Title _________________________


Optionee Director

____________________________
(Signature)

_____________________________
(Print Name)
_____________________________
(Address)
_____________________________
(City, State, Zip Code)


In consideration of the execution of the foregoing Stock Option Agreement by Central Natural Resources, Inc., I, ____________________________, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED: ______________, 200__.		__________________________________________
                                        Signature of Spouse



                           TABLE OF CONTENTS


                                                                     Page

1.   THE PLAN                                                          1

     1.1  Purpose                                                      1
     1.2  Administration and Authorization; Power and Procedure        1
     1.3  Participation                                                3
     1.4  Shares Available for Awards; Share Limits                    3
     1.5  Grant of Awards                                              4
     1.6  Award Period                                                 5
     1.7  Limitations on Exercise and Vesting of Awards                5
     1.8  Acceptance of Notes to Finance Exercise                      5
     1.9  No Transferability; Limited Exception to Transfer
          Restrictions                                                 6
2.   OPTIONS                                                           7
     2.1  Grants                                                       7
     2.2  Option Price                                                 7
     2.3  Limitations on Grant and Terms of Incentive Stock Options    8
     2.4  Limits on 10% Holders                                        8
     2.5  Option Repricing/Cancellation and Regrant/Waiver             9
     2.6  Effects of Termination of Employment or Service
          [Subject to Sections S 1.6, 6.2 and 6.3]                     9
     2.7  Options and Rights in Substitution for Stock Options
          Granted by Other Corporations.	                             10
3.   STOCK APPRECIATION RIGHTS (INCLUDING LIMITED STOCK
     APPRECIATION RIGHTS)                                              10
     3.1  Grants                                                       10
     3.2  Exercise of Stock Appreciation Rights                        10
     3.3  Payment                                                      11
     3.4  Limited Stock Appreciation Rights                            11


4.   RESTRICTED STOCK AND STOCK UNIT AWARDS                            11
     4.1  Grants                                                       12
     4.2  Restrictions                                                 13
     4.3  Return to the Corporation                                    13
5.   PERFORMANCE SHARE AWARDS AND OTHER STOCK AWARDS                   13
     5.1  Grants of Performance Share Awards                           13
     5.2  Special Performance-Based Share Awards                       14
     5.3  Grants of Stock Bonuses and Other Awards                     15
     5.4  Deferred Payments                                            15
     5.5  Alternative Payments                                         15
6.   OTHER PROVISIONS                                                  15
     6.1  Rights of Eligible Persons, Participants and Beneficiaries   15
     6.2  Adjustments; Acceleration                                    16
     6.3  Effect of Termination of Service on Awards                   20
     6.4  Compliance with Laws                                         21
     6.5  Tax Matters                                                  21
     6.6  Plan and Award Amendments, Termination and Suspension        22
     6.7  Privileges of Stock Ownership                                23
     6.8  Effective Date of the Plan                                   23
     6.9  Term of the Plan                                             23
     6.10 Governing Law/Construction/Severability                      23
     6.11 Captions                                                     24
     6.12 Effect of Change of Subsidiary Status                        24
     6.13 Stock-Based Awards in Substitution for Stock Options
          or Awards Granted by Other Corporation                       24
     6.14 Non-Exclusivity of Plan                                      25


     6.15 No Corporate Action Restriction                              25
     6.16 Other Company Benefit and Compensation Program               25
7.   DEFINITIONS                                                       25
     7.1  Definitions                                                  25
8.   NON-EMPLOYEE DIRECTOR OPTIONS                                     33
     8.1  Participation                                                33
     8.2  Annual Option Grants                                         33
     8.3  Option Price                                                 34
     8.4  Option Period and Exercisability                             34
     8.5  Termination of Directorship                                  34
     8.6  Adjustments                                                  34
     8.7  Acceleration Upon a Change in Control Event                  35


                     CENTRAL NATURAL RESOURCES, INC.
                        2001 STOCK INCENTIVE PLAN



